UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 18, 2004




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



        Delaware             1-9566                       95-4087449
        --------             ------                       ----------
(State of Incorporation)(Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,                90401-1490
  -------------------------------------------------                ----------
        (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.      FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)     Exhibits

             99.0   Monthly Financial Data as of July 31, 2004 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 9 the summary monthly financial data as of June 30, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated:  August 18, 2004                By:/s/ Douglas J. Goddard
                                          ----------------------
                                              Douglas J. Goddard
                                              Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                  Page

99.0    Monthly Financial Information as of July 31, 2004               4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                 As of, for     As of, for      As of, for       As of, for     As of, for
                                 the month      the month       for month       the 7 months   the 7 months
                               ended July 31,  ended June 30, ended July 31,   ended July 31, ended July 31,
                                     2004           2004          2003             2004            2003
                                     ----           ----          ----             ----           -----

Cash and investment           $      335,330  $     316,162  $     169,387  $       335,330  $       169,387
securities
Total assets                  $    5,775,984  $   5,526,059  $   4,559,399  $     5,775,984  $     4,559,399

LOANS:
Total mortgage-backed
  securities                  $      113,119  $     116,378  $     162,739  $       113,119  $       162,739
Total loans, net              $    5,152,941  $   4,928,047  $   4,091,806  $     5,152,941  $     4,091,806

Loans originated/purchased:
  Single family loans         $      289,705  $     230,355  $     170,844  $     1,270,370  $       925,289
  Multi-family loans                  39,344         46,944         29,223          271,063          277,887
  Commercial real estate
    loans                              6,262          6,342          3,375           22,270           18,656
  Other                                1,250          5,753          1,634           49,025           30,318
                                 ------------   ------------    -----------    -------------    -------------
                              $      336,561  $     289,394  $     205,076  $     1,612,728  $     1,252,150
                                 ============   ============    ===========    =============    =============
Percentage of ARMs
originated:                             100%           100%            68%              99%              66%

Loan repayments:
  Single family loans         $       74,006  $      87,248  $      82,967  $       538,188  $       568,351
  Multi-family and
    commercial real estate
    loans                             35,157         57,853         62,159          276,223          338,572
  Other                                5,860            436          6,605           30,675           34,242
                                 ------------   ------------    -----------    -------------    -------------
                              $      115,023  $     145,537  $     151,731  $       845,086  $       941,165
                                 ============   ============    ===========    =============    =============

Loans sold                    $          280  $         824  $       9,050  $         3,297  $        71,183

Average rate on loans
   originated/purchased                4.40%          4.37%          4.89%            4.44%            5.02%
Percentage of portfolio in
   adjustable rate loans              84.47%         83.60%         73.16%           84.47%           73.16%
Non-performing assets
   to total assets                     0.02%          0.02%          0.10%            0.02%            0.10%

BORROWINGS:
Federal Home Loan Bank
   Advances                   $    2,361,000  $   2,169,000  $   1,519,000  $     2,361,000  $     1,519,000
Reverse repurchase
  agreements                  $      115,224  $     125,224  $     137,220  $       115,224  $       137,220

DEPOSITS:
Retail deposits               $    2,545,711  $   2,531,152  $   2,419,954  $     2,545,711  $     2,419,954
Wholesale deposits                   287,019        257,306         59,144          287,019           59,144
                                 ------------   ------------    -----------    -------------    -------------
                              $    2,832,730  $   2,788,458  $   2,479,098  $     2,832,730  $     2,479,098
                                 ============   ============    ===========    =============    =============

Net increase (decrease)       $       44,272  $      38,255  $      (1,420) $       275,304  $       (65,935)

AVERAGE INTEREST RATES:
Yield on loans                         4.60%          4.69%          5.47%            4.77%            5.68%
Yield on investments                   2.60%          2.53%          2.44%            2.58%            2.67%
Yield on earning assets                4.49%          4.57%          5.39%            4.67%            5.60%
Cost of deposits                       1.31%          1.27%          1.50%            1.28%            1.69%
Cost of borrowings                     2.47%          2.45%          3.15%            2.51%            3.34%
Cost of money                          1.83%          1.79%          2.14%            1.81%            2.30%
Earnings spread                        2.66%          2.78%          3.25%            2.86%            3.30%
Effective net spread                   2.75%          2.87%          3.38%            2.96%            3.44%


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